UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04010

                                OCM Mutual Fund
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                          Livermore, California 94550
              (Address of principal executive offices) (Zip code)


                               Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                          Livermore, California 94550
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802

                      Date of fiscal year end: November 30
                  Date of reporting period: November 30, 2012

ITEM 1. REPORT TO STOCKHOLDERS.



                                                                [LOGO OMITTED]
                                                                 -------------
                                                                 OCM GOLD FUND
                                                                 =============









                                                                 ANNUAL REPORT
                                                               NOVEMBER 30, 2012

Dear Fellow Shareholder:

The precious metals sector experienced a period of price consolidation in 2012. For the fiscal year ending November 30, 2012, the OCM Gold Fund Investor Class declined 20.27% (-23.85% after maximum sales load) while the Advisor Class NAV declined 19.83% compared to -16.88% for the Philadelphia Gold and Silver Index
(XAU)(1) and 16.13% for the S&P 500 Index(1). The price of gold declined 1.15% based on the London PM fix during the period. While your Fund's investment strategy of owning major, intermediate/mid tier and junior gold producers along with a smaller percentage of exploration and development stage companies failed to outperform the XAU benchmark index over the past fiscal year due to the relative poor performance of the smaller capitalized companies not included in the XAU, the strategy has enabled the Fund to outperform the XAU over longer time periods as shown in the chart at the end of this letter. The underperformance of the XAU compared to the S&P 500 in fiscal 2012 was a combination of cyclical factors, poor execution by managements of many gold mining companies, and sectors of the S&P 500 finally rebounding from the effects of the recent recession.

                              LONDON PM GOLD PRICE

                        1/2/2004                      415.3
                        1/2/2005                      422.2
                        1/2/2006                      535.3
                        1/2/2007                      609.5
                        1/2/2008                      855.0
                        1/2/2009                      874.5
                        1/2/2010                    1,087.5
                        1/2/2011                    1,367.0
                        1/2/2012                    1,616.5
                        1/2/2013                    1,648.0


Source: WGC, Global Insight

MARKET COMMENTARY

The sideways price action in gold over the past year coincided with central bank balance sheets stagnating at 2011 levels, as evidenced by the Federal Reserve's asset level hovering just under $3 trillion, despite accommodating rhetoric and steps put in place for further Quantitative Easing (QE) during the year. It was not until recently that the Fed's stepped-up $85 billion per month bond purchase program pushed the Fed's balance sheet through $3 trillion. Central bank liquidity tends to be favorable for gold prices and it would appear we are poised for another round of aggressive global central bank liquidity to go on top of the $8+ trillion central banks created from 2008 to 2010 to thwart the deflationary pressures of the 2008 global financial crisis. The Fed's balance sheet is now projected to approach $4 trillion by 2014.

Perhaps more significant, the Bank of Japan appears determined to devalue the yen against the currencies of its main trading partners as it attempts to revitalize its export markets. Japan's policies to devalue are being driven by its worsening economic crisis as public works programs to halt two decades of deflation have left public debt at 240% of gross domestic product, the highest of any industrialized country. Its once large trade surplus has turned to a trade deficit. In our opinion, the prospect of an all out "currency war" where competitive devaluations are the order of the day would appear to be gaining a foothold and would open the door, in our opinion, for aggressive central bank purchases of gold as central bankers look to dump depreciating currencies at an accelerated pace.

The desire to diversify out of paper currencies by central banks has been quietly taking place over the past couple of years. According to the World Gold Council, central bank gold purchases for 2012 are set to top 500 tons, up from 465 tons in 2011. The list of central banks buyers includes Russia, China, Turkey, Mexico, South Korea and smaller central banks Kazakhstan, Ukraine and Malaysia.

While a "currency war" would no doubt shake the markets current state of complacency, there are other triggers that would prompt central banks into action. The European crisis is far from being resolved, in our opinion, as economic and social deterioration in Europe is ongoing. The European debt crisis may yet find its way from Spain to Paris in a final stage and more profound conclusion. China's credit bubble is showing signs of collapsing under its own weight and would need to be addressed aggressively by the People's Bank of China in the event of a U.S. style 2008 credit crisis. The recent tax hike in the U.S. we believe will begin to negatively impact economic activity as 2013 plays out, placing additional pressure on the Federal Reserve to monetize debt going forward.

MINING SHARES

Shares of gold mining companies historically perform poorly in U.S. presidential election years and 2012 was no exception. According to research by CIBC World Markets, the XAU has declined in all presidential election years dating back to 1984. On the flip side, CIBC points out that in the years following U.S. presidential elections from 1984 to 2008, the XAU has risen each year except one
- 1997. We believe the prospect for gold shares to follow the historic post election year rise lies in the fact that market sentiment toward mining stocks is at an extreme negative as measured by the XAU/Gold ratio, which sits at the same level as the October 2008 low from which gold shares (XAU) rallied 155% in the following 12 months.

Investors in shares of gold mining companies have been frustrated as market sentiment toward mining shares has been hampered by overly optimistic guidance, rising costs, poor capital allocation decisions and rising geopolitical risk. While we see signs of investor capitulation in the shares of gold mining companies, we also see evidence of fundamental change taking place within the gold mining sector that addresses many of the issues concerning investors which will set the stage for higher valuations. For example, companies have reduced production and raised cost guidance to conservative levels that are readily attainable in order to avoid negative surprises going forward. Cost pressures are tapering off, which should help margins. Large scale projects have been shelved and investor pressure on disciplined capital deployment has been taken to account. Further, a number of mining companies have replaced CEO's due to investor dissatisfaction, creating an environment of greater accountability to shareholder interests by management.

Overall, we are pleased with the direction the gold mining industry is taking, but we believe it is only a first step toward regaining investor confidence. An additional step, in our opinion, would be for gold mining shares to compete with the gold bullion exchange traded funds (ETFs) by establishing policies of inventorying gold not needed to pay for operating expenses and dividends, thereby establishing gold reserves above and below ground. We believe this would potentially allow for gold mining companies to be the preferred gold asset for many investors.

Our investment approach is to identify and own those mining companies that will deliver shareholder value above the leverage afforded by the gold price. Your Fund's largest holding is Goldcorp, Inc. where management is delivering on bringing in a number of new low-cost mines with a predominantly North American asset base. We are also not shying away from companies that have shown an ability to create shareholder value by managing the risks in challenging environments. Your Fund's second largest holding is Randgold Resources Ltd. ADR which operates in West Africa and is building a mine in a joint venture with AngloGold Ashanti Ltd. ADR. We have historically had a low turnover in the Fund as we identify assets that we believe have long-term value creation.

CONCLUSION

We remain convinced ten years of negative real interest rates to combat the fallout of previous policy failures is a mistaken policy in its own right and has led to market distortions that are ripe for another financial crisis. In our view, monetary policy is now boxed in by previous actions and any talk of abstaining from additional liquidity or attempting to withdraw excess liquidity from the banking system threatens to set-off unintended consequences. In the event competitive devaluations take hold, excess reserves in the banking system will be the fuel for igniting and fueling inflation. Through a process of elimination, gold is being rediscovered as the monetary asset of choice for many central banks and investors. Gold shares, in our opinion, are well positioned to regain the interest of investors as they realize gold in the ground will be preferable to money in the bank.

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to assisting you in meeting your investment objectives. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Services at 1-800-628-9403.

Sincerely,

/s/ GREGORY M. ORRELL
---------------------
Gregory M. Orrell
PRESIDENT AND PORTFOLIO MANAGER
JANUARY 28, 2013


--------------------------------------------------------------------------------

INVESTING IN THE OCM GOLD FUND INVOLVES RISKS INCLUDING THE LOSS OF PRINCIPAL. MANY OF THE COMPANIES IN WHICH THE FUND INVESTS ARE SMALLER CAPITALIZATION COMPANIES WHICH MAY SUBJECT THE FUND TO GREATER RISK THAN SECURITIES OF LARGER, MORE-ESTABLISHED COMPANIES, AS THEY OFTEN HAVE LIMITED PRODUCT LINES, MARKETS OR FINANCIAL RESOURCES AND MAY BE SUBJECT TO MORE-ABRUPT MARKET MOVEMENTS. THE FUND ALSO INVESTS IN SECURITIES OF GOLD AND PRECIOUS METALS WHICH MAY BE SUBJECT TO GREATER PRICE FLUCTUATIONS OVER SHORT PERIODS OF TIME. THE FUND IS A NON-DIVERSIFIED INVESTMENT COMPANY MEANING IT WILL INVEST IN FEWER SECURITIES THAN DIVERSIFIED INVESTMENT COMPANIES AND ITS PERFORMANCE MAY BE MORE VOLATILE. THE FUND CONTAINS INTERNATIONAL SECURITIES THAT MAY PROVIDE THE OPPORTUNITY FOR GREATER RETURN BUT ALSO HAVE SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTING INCLUDING FLUCTUATIONS IN CURRENCY, GOVERNMENT REGULATION, DIFFERENCES IN ACCOUNTING STANDARDS AND LIQUIDITY.

Investor Class Performance as of November 30, 2012
--------------------------------------------------------------------------------
                                                    Philadelphia Gold
                       OCMGX             OCMGX       and Silver Index
                   (without load)     (with load)         (XAU)          S&P 500
--------------------------------------------------------------------------------
Six Months             11.54%             6.52%           11.53%           9.32%
--------------------------------------------------------------------------------
One Year             (-20.27%)         (-23.85%)        (-16.88%)         16.13%
--------------------------------------------------------------------------------
3 Year Annualized       0.90%           (-0.63%)         (-1.21%)         11.25%
--------------------------------------------------------------------------------
5 Year Annualized       4.79%             3.83%            1.03%           1.34%
--------------------------------------------------------------------------------
10 Year Annualized     15.37%            14.84%           11.70%           6.36%
--------------------------------------------------------------------------------

Advisor Class Performance as  of November 30, 2012
--------------------------------------------------------------------------------
                                            Philadelphia Gold
                                             and Silver Index
                                OCMAX             (XAU)              S&P 500
--------------------------------------------------------------------------------
Six Months                      11.81%             11.53%              9.32%
--------------------------------------------------------------------------------
One Year                      (-19.83%)          (-16.88%)            16.13%
--------------------------------------------------------------------------------
Since Inception Annualized*      4.64%              2.55%              9.74%
--------------------------------------------------------------------------------
--------
* Inception: April 1, 2010

THE PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED ABOVE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S TOTAL ANNUAL OPERATING EXPENSES FOR THE OCM GOLD FUND INVESTOR CLASS AND ADVISOR CLASS ARE 1.93% AND 1.50% RESPECTIVELY. PLEASE REVIEW THE FUND'S PROSPECTUS FOR MORE INFORMATION REGARDING THE FUND'S FEES AND EXPENSES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL TOLL-FREE 800-628-9403. THE RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS BUT DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------
1 The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

2 The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

                                 OCM GOLD FUND
                  SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2012

--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS 93.9%
MAJOR GOLD PRODUCERS 29.6%
  210,000     AngloGold Ashanti Ltd. ADR ..........................$   6,503,700
   75,000     Barrick Gold Corp....................................    2,589,750
  270,000     Gold Fields Ltd. ADR ................................    3,315,600
  500,050     Goldcorp, Inc........................................   19,351,935
  500,000     Kinross Gold Corp....................................    5,040,000
  116,500     Newmont Mining Corp..................................    5,485,985
                                                                   -------------
                                                                      42,286,970
                                                                   -------------

INTERMEDIATE/MID-TIER GOLD PRODUCERS 39.8%
  160,000     Agnico-Eagle Mines Ltd...............................    8,928,000
  250,000     Alacer Gold Corp.* ..................................    1,137,565
  121,250     AuRico Gold, Inc.*^ .................................      958,184
   50,000     AuRico Gold, Inc.* ..................................      394,000
  500,000     Centerra Gold, Inc...................................    4,484,824
  500,000     Eldorado Gold Corp...................................    7,240,000
  100,000     Endeavour Mining Corp.* .............................      211,406
  500,000     IAMGOLD Corp.........................................    5,915,000
  200,000     New Gold, Inc.* .....................................    2,126,000
  135,000     Randgold Resources Ltd. ADR .........................   14,493,600
  575,000     Yamana Gold, Inc.....................................   10,810,000
                                                                   -------------
                                                                      56,698,579
                                                                   -------------

JUNIOR GOLD PRODUCERS 8.0%
  200,000     Argonaut Gold Ltd.* .................................    1,934,867
  250,000     Aurizon Mines Ltd.* .................................      910,000
  500,000     B2Gold Corp.* .......................................    1,741,582
  120,000     CGA Mining Ltd.* ....................................      300,800
  291,200     Claude Resources, Inc.* .............................      167,095
  305,500     Dundee Precious Metals, Inc.* .......................    2,580,304
  281,011     Kingsgate Consolidated Ltd...........................    1,425,261
  250,000     Perseus Mining Ltd.* ................................      591,433
  610,000     San Gold Corp.* .....................................      515,830
  200,000     SEMAFO, Inc..........................................      698,646
  536,500     Wesdome Gold Mines Ltd.* ............................      507,686
                                                                   -------------
                                                                      11,373,504
                                                                   -------------


--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
EXPLORATION AND DEVELOPMENT COMPANIES 5.5%
  500,000     Amarillo Gold Corp.* ................................$     498,314
2,190,000     Avala Resources Ltd.* ...............................      518,095
3,500,000     Indochine Mining Ltd.* ..............................      493,102
  200,000     MAG Silver Corp.* ...................................    1,928,827
  700,000     Millrock Resources, Inc.* ...........................      193,789
  300,000     Sabina Silver Corp.* ................................      830,523
  400,000     Sutter Gold Mining, Inc.*# ..........................      121,407
4,600,040     Sutter Gold Mining, Inc.* ...........................    1,551,330
  100,000     Tahoe Resources, Inc.* ..............................    1,780,842
                                                                   -------------
                                                                       7,916,229
                                                                   -------------

PRIMARY SILVER PRODUCERS 7.0%
  225,000     Fortuna Silver Mines, Inc.* .........................    1,039,664
   48,075     Pan American Silver Corp.............................      915,829
  216,599     Silver Wheaton Corp..................................    7,974,053
                                                                   -------------
                                                                       9,929,546
                                                                   -------------

OTHER 4.0%
   14,800     Franco-Nevada Corp...................................      837,626
   60,000     Royal Gold, Inc......................................    4,845,600
                                                                   -------------
                                                                       5,683,226
                                                                   -------------

TOTAL COMMON STOCKS
        (Cost $42,007,075) ........................................  133,888,054
                                                                   -------------

EXCHANGE TRADED FUND 6.0%
   51,000     SPDR Gold Trust* ....................................    8,468,550
                                                                   -------------

TOTAL EXCHANGE TRADED FUND
        (Cost $2,254,710) .........................................    8,468,550
                                                                   -------------

                       See notes to financial statements.
                                      -6-

                                 OCM GOLD FUND
            SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2012 (CONTINUED)

--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
WARRANTS 0.0%
   40,000     Primero Mining Corp.*
                Exercise Price 8.00 CAD,
                Exp. 7/20/2015 ....................................$      52,348
                                                                   -------------

TOTAL WARRANTS
        (Cost $0) .................................................       52,348
                                                                   -------------

SHORT-TERM INVESTMENT 0.1%
  191,997     UMB Money Market Fiduciary, 0.01% ...................      191,997
                                                                   -------------


TOTAL SHORT-TERM INVESTMENT
        (Cost $191,997) ...........................................      191,997
                                                                   -------------
TOTAL INVESTMENTS
        (Cost $44,453,782) .............100.0%                       142,600,949
OTHER ASSETS LESS LIABILITIES .......... 0.0%                              6,760
                                                                   -------------
TOTAL NET ASSETS .......................100.0%                     $ 142,607,709
                                                                   =============
--------

ADR - American Depository Receipts.
CAD - Canadian Dollars.
  *   Non-income producing security.
  ^ Denoted investment in AuRico Gold, Inc. is a Canadian security traded on U.S. stock exchange.
  # Security exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or otherwise restricted. These securities generally may be resold only in transactions exempt from registration under the Securities Act, normally to certain qualified institutional buyers. The securities are valued at fair value in accordance with procedures established by the Fund's Board of Trustees.

                       See notes to financial statements.
                                     - 7 -

                                 OCM GOLD FUND
            SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2012 (CONTINUED)



                       SUMMARY OF INVESTMENTS BY COUNTRY

                                                             PERCENT OF
           COUNTRY                    VALUE              INVESTMENT SECURITIES
--------------------------------------------------------------------------------
         Australia                  $ 2,810,596                    2.0%
         Canada                      96,273,915                   67.5
         Cayman Islands                 211,406                    0.1
         Jersey                      14,493,600                   10.2
         South Africa                 9,819,300                    6.9
         United States(1)            18,992,132                   13.3
--------------------------------------------------------------------------------
         TOTAL                    $ 142,600,949                 100.0%
--------------------------------------------------------------------------------
(1)  Includes short-term investments.



                       See notes to financial statements.
                                     - 8 -

                                 OCM GOLD FUND
            STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2012

ASSETS:
  Investments in unaffiliated issuers, at value (cost $44,453,782) $142,600,949
  Interest and dividends receivable ..............................       83,953
  Receivable from fund shares sold ...............................      440,254
  Prepaid expenses and other assets ..............................       22,169
                                                                   ------------
        Total assets .............................................  143,147,325
                                                                   ------------
LIABILITIES:
  Payable for fund shares redeemed ...............................      122,250
  Due to investment adviser ......................................      115,692
  Accrued distribution fees ......................................      223,428
  Accrued Trustees' fees .........................................        2,500
  Accrued expenses and other liabilities .........................       75,746
                                                                   ------------
        Total liabilities ........................................      539,616
                                                                   ------------
        Net Assets ............................................... $142,607,709
                                                                   ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value:
   unlimited shares authorized ................................... $ 45,332,671
  Undistributed net investment loss ..............................   (2,728,825)
  Accumulated net realized gain on investments and
   foreign currency transactions .................................    1,856,544
  Net unrealized appreciation on investments and
   foreign currency translations .................................   98,147,319
                                                                   ------------
        Net Assets ............................................... $142,607,709
                                                                   ============

CALCULATION OF MAXIMUM OFFERING PRICE:
  INVESTOR CLASS:
    Net asset value and redemption price per share ............... $      21.68
    Maximum sales charge (4.50% of offering price) ...............         1.02
                                                                   ------------
    Offering price to public ..................................... $      22.70
                                                                   ------------
    Shares outstanding ...........................................    5,778,239
                                                                   ============
ADVISOR CLASS:
    Net asset value and redemption price per share ............... $      22.00
                                                                   ------------
    Shares outstanding ...........................................      787,318
                                                                   ============
    Total Shares outstanding .....................................    6,565,557
                                                                   ============




                       See notes to financial statements.
                                     - 9 -

                                 OCM GOLD FUND
             STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2012

INVESTMENT INCOME:
  Interest ................................................       $          52
  Dividend (net of foreign withholding taxes of $178,765)             1,435,784
                                                                  -------------
        Total investment income ...........................           1,435,836
                                                                  -------------
EXPENSES:
  Investment advisory fees ................................           1,340,521
  Distribution fees - Investor Class ......................           1,019,550
  Distribution fees - Advisor Class .......................              44,442
  Fund administration and accounting fees .................             217,234
  Transfer agent fees and expenses ........................             102,020
  Professional fees .......................................              54,698
  Federal and state registration fees .....................              41,719
  Custody fees ............................................              30,358
  Chief Compliance Officer fees ...........................              24,823
  Reports to shareholders .................................              20,725
  Trustees' fees ..........................................              10,000
  Other expenses ..........................................               8,928
                                                                  -------------
        Total expenses ....................................           2,915,018
                                                                  -------------
        Net investment loss ...............................          (1,479,182)
                                                                  -------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain on investments and foreign
   currency transactions ..................................           2,093,376
  Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations .......         (38,727,762)
                                                                  -------------
  Net loss on investments .................................         (36,634,386)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......       $ (38,113,568)
                                                                  =============

                       See notes to financial statements.
                                     - 10 -

                                 OCM GOLD FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED         YEAR ENDED
                                                NOV. 30, 2012      NOV. 30, 2011
                                                -------------      -------------
OPERATIONS:
  Net investment loss ........................   $ (1,479,182)     $ (1,864,122)
  Net realized gain on investments and
   foreign currency transactions .............      2,093,376         7,685,694
  Net change in unrealized
   appreciation/depreciation on investments
   and foreign currency translations .........    (38,727,762)       (2,687,603)
                                                 ------------      ------------
  Net increase/(decrease) in net
   assets resulting from operations ..........    (38,113,568)        3,133,969
                                                 ------------      ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
  INVESTOR CLASS:
   Distributions paid from net realized gains      (6,333,877)      (14,401,514)
                                                 ------------      ------------
   Total distributions from
   Investor Class ............................     (6,333,877)      (14,401,514)
                                                 ------------      ------------
  ADVISOR CLASS:
   Distributions paid from net realized gains        (788,733)       (1,674,355)
                                                 ------------      ------------
   Total distributions from Advisor Class ....       (788,733)       (1,674,355)
                                                 ------------      ------------
   Total distributions .......................     (7,122,610)      (16,075,869)
                                                 ------------      ------------
FUND SHARE TRANSACTIONS:
  INVESTOR CLASS:
   Net proceeds from shares sold .............      5,315,526         8,953,939
   Distributions reinvested ..................      5,917,821        13,629,588
   Payment for shares redeemed(1) ............    (13,826,436)      (18,367,148)
                                                 ------------      ------------
   Net increase/(decrease) in net assets
    from Investor Class share transactions ...     (2,593,089)        4,216,379
                                                 ------------      ------------
  ADVISOR CLASS:
   Net proceeds from shares sold .............      2,548,075         2,008,485
   Distributions reinvested ..................        628,170         1,471,590
   Payment for shares redeemed(2) ............     (1,371,834)       (2,310,133)
                                                 ------------      ------------
   Net increase in net assets from Advisor
    Class share transactions .................      1,804,411         1,169,942
                                                 ------------      ------------
   Net increase/(decrease) in net assets
    from Fund share transactions .............       (788,678)        5,386,321
                                                 ------------      ------------

TOTAL DECREASE IN NET ASSETS .................    (46,024,856)       (7,555,579)
NET ASSETS, BEGINNING OF YEAR ................    188,632,565       196,188,144
                                                 ------------      ------------
NET ASSETS, END OF YEAR ......................   $142,607,709      $188,632,565
                                                 ============      ============


                       See notes to financial statements.
                                     - 11 -

                                 OCM GOLD FUND
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                     YEAR ENDED     YEAR ENDED
                                                   NOV. 30, 2012   NOV. 30, 2011
                                                   -------------   -------------
ACCUMULATED NET INVESTMENT LOSS .................  $ (2,949,667)   $ (2,892,149)
                                                   ============    ============
TRANSACTIONS IN SHARES:
  INVESTOR CLASS:
   Shares sold ..................................       230,629         319,505
   Shares issued on reinvestment of distributions       259,803         486,945
   Shares redeemed ..............................      (620,016)       (656,541)
                                                   ------------    ------------
   Net increase/(decrease) in Investor
    Class shares outstanding ....................      (129,584)        149,909
                                                   ============    ============
  ADVISOR CLASS:
   Shares sold ..................................       110,769          71,161
   Shares issued on reinvestment of distributions        27,272          52,332
   Shares redeemed ..............................       (58,078)        (81,229)
                                                   ------------    ------------
   Net increase in Advisor Class
    shares outstanding ..........................        79,963          42,264
                                                   ============    ============
   Net increase/(decrease) in Fund
    shares outstanding ..........................       (49,621)        192,173
                                                   ============    ============

--------
   (1) Net of redemption fees of $1,371 for the year ended November 30, 2012 and $7,770 for the year ended November 30, 2011, respectively.
   (2) Net of redemption fees of $5,048 for the year ended November 30, 2012 and $5,881 for the year ended November 30, 2011, respectively.



                       See notes to financial statements.
                                     - 12 -

                                 OCM GOLD FUND
               NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2012

NOTE 1. ORGANIZATION

     OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

     UNDER FAIR VALUE MEASUREMENTS AND DISCLOSURES, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels as described below:

     o  Level 1 - quoted prices in active markets for identical securities
     o  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)
     o  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2012 (CONTINUED)


     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.The following is a summary of the inputs used, as of November 30, 2012, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------
  SECTOR                                        LEVEL 1    LEVEL 2      LEVEL 3        TOTAL
------------------------------------------------------------------------------------------------
  COMMON STOCKS
------------------------------------------------------------------------------------------------
  Major Gold Producers                      $ 42,286,970  $      --    $      --    $ 42,286,970
------------------------------------------------------------------------------------------------
  Intermediate/Mid-Tier Gold Producers        56,698,579         --           --      56,698,579
------------------------------------------------------------------------------------------------
  Junior Gold Producers                       11,373,504         --           --      11,373,504
------------------------------------------------------------------------------------------------
  Exploration and Development Companies        7,794,822      121,407         --       7,916,229
------------------------------------------------------------------------------------------------
  Primary Silver Producers                     9,929,546         --           --       9,929,546
------------------------------------------------------------------------------------------------
  Other                                        5,683,226         --           --       5,683,226
------------------------------------------------------------------------------------------------
EXCHANGE TRADED FUND                           8,468,550         --           --       8,468,550
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT                            191,997         --           --         191,997
------------------------------------------------------------------------------------------------
WARRANTS
------------------------------------------------------------------------------------------------
  Junior Gold Producers                           52,348         --           --          52,348
------------------------------------------------------------------------------------------------
TOTAL                                       $142,479,542  $   121,407  $      --    $142,600,949
------------------------------------------------------------------------------------------------


     The Fund held one Level 2 security at November 30, 2012, which was a restricted security fair valued in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees. There were no Level 3 securities as of November 30, 2012. There were no transfers between each of the three levels. The Fund recognizes such transfers between levels at the end of the reporting period.

     FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the year ended November 30, 2012 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the year ended November 30, 2012 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

     FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

     Accounting for Uncertainty in Income Taxes ("Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"

                                OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2012 (CONTINUED)

recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of November 30, 2012, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

     The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2009-2012 as defined by IRS statue of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

     SHARE CLASSES - The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed "Investor Class shares." The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund's average daily net assets allocable to Investor Class shares, whereas Advisor Class shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund's average daily net assets allocable to Advisor Class shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

     DISTRIBUTIONS TO SHAREHOLDERS - The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

     REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended November 30, 2012, the Investor Class and the Advisor Class received $1,371 and $5,048 in redemption fees, respectively.

     GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     DERIVATIVE INSTRUMENTS - Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund's overall objective of long-term growth, though warrants will typically not be a significant part of the Fund's portfolio. The Fund's maximum risk in holding warrants is the loss of the entire amount paid for the warrants. The Fund did not acquire any warrants during the year ended November 30, 2012. The Fund realized a loss of $206,423 on the exercise, expiration or exchange of warrants during the year ended November 30, 2012 which is included within the "Net realized gain on investments and foreign currency transactions" on the Statement of Operations. At November 30, 2012, the Fund held warrants as listed on the Schedule of Investments.

     SUBSEQUENT EVENTS - Management has evaluated subsequent events and determined there were no subsequent events that require recognition or disclosure in the financial statements.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2012 (CONTINUED)


NOTE 3. INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PARTIES

     The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the current investment advisory agreement approved by shareholders on March 16, 2012 and effective as of March 29, 2012, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

                ASSETS                                    FEE RATE
                ------                                    --------
                $0 to $250 million ..........................0.950%
                $250 million to $500 million ................0.800%
                $500 million to $1 billion ..................0.700%
                Over $1 billion .............................0.600%

     Prior to March 29, 2012, the Fund paid OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

                ASSETS                                     FEE RATE
                ------                                     --------
                $0 to $50 million ...........................1.000%
                $50 million to $75 million ..................0.875%
                $75 million to $100 million .................0.750%
                $100 million to $150 million ................0.625%
                $150 million to $200 million ................0.500%
                Over $200 million ...........................0.375%

     As explained in a proxy statement sent to shareholders of record as of January 12, 2012, the terms of the new investment advisory agreement are substantially the same as the terms of the prior investment advisory agreement, except for the increased investment advisory fee.

     The Fund does not compensate Trustees and Officers affiliated with OCM. For the year ended November 30, 2012, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays the salary and related expenses of the Fund's Chief Compliance Officer. The expenses accrued for the Chief Compliance Officer are reported on the Statement of Operations.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund's Investor Class and Advisor Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. For the year ended November 30, 2012, the Investor Class and the Advisor Class incurred $1,019,550 and $44,442, respectively, in expenses under the Plan.

NOTE 5. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2012 were $2,046,638 and $9,598,637, respectively. There were no purchases or sales of U.S. government obligations.

                                OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2012 (CONTINUED)


NOTE 6. FEDERAL INCOME TAX INFORMATION

     At November 30, 2012, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

           Cost of investments .........................$  45,538,469
                                                        =============
           Unrealized appreciation .....................$ 100,901,517
           Unrealized depreciation .....................   (3,839,037)
           Unrealized appreciation on foreign currency .          152
                                                        -------------
           Net unrealized appreciation on investments ..$  97,062,632
                                                        =============

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").

     The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 was as follows:

                                            2012                    2011
                                        -----------           -----------
        Ordinary income ............... $        --           $        --
        Net long-term capital gains ...   7,122,610             16,075,869
                                        -----------           ------------
        Total distributions ........... $ 7,122,610           $ 16,075,869
                                        ===========           ============

     As of November 30, 2012 the components of accumulated earnings on a tax basis were as follows:

        Undistributed ordinary income ................. $        --
        Undistributed long-term gains .................   1,803,056
                                                        -----------
        Tax accumulated earnings ......................   1,803,056
        Accumulated capital and other losses ..........  (1,590,650)
        Unrealized appreciation on investments ........  97,062,632
                                                        -----------
        Total accumulated earnings .................... $97,275,038
                                                        ===========

     OCM Gold Fund has $1,590,650 in qualified late-year losses, which are deferred until fiscal year 2013 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

     On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

     The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the year where the RIC incurs losses after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

     The provisions related to the Modernization Act for qualification testing are effective for the November 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the November 30, 2012 taxable year.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2012 (CONTINUED)

NOTE 7. CONCENTRATION OF RISK

     Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

     As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

NOTE 8. ILLIQUID SECURITIES

     The Fund may invest up to 15% of net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible. At November 30, 2012, the Fund held illiquid securities as indicated on the Schedule of Investments.

NOTE 9. NEW ACCOUNTING PRONOUNCEMENTS

     In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

     1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers; and

     2) _for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity's valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund's financial statement disclosures.

     In December 2011, the FASB issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.


                                                  OCM GOLD FUND
                                         FINANCIAL HIGHLIGHTS INVESTOR CLASS

                                                  YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
                                                    NOV. 30,     NOV. 30,    NOV. 30,    NOV. 30,   NOV. 30,
                                                      2012         2011        2010        2009       2008
                                                  -----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year ...............  $  28.49    $  30.53    $  24.68    $  12.35    $ 21.49
                                                    --------    --------    --------    --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..............................     (0.25)      (0.29)      (0.43)      (0.29)     (0.31)
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  transactions ...................................     (5.48)       0.76        6.81       12.65      (7.41)
                                                    --------    --------    --------    --------    -------
Total from investment operations .................     (5.73)       0.47        6.38       12.36      (7.72)
                                                    --------    --------    --------    --------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............      --          --          --          --         --
Distribution from net realized gains .............     (1.08)      (2.51)      (0.53)      (0.03)     (1.42)
                                                    --------    --------    --------    --------    -------
Total distributions ..............................     (1.08)      (2.51)      (0.53)      (0.03)     (1.42)
                                                    --------    --------    --------    --------    -------
Net asset value, end of year .....................  $  21.68    $  28.49    $  30.53    $  24.68    $ 12.35
                                                    ========    ========    ========    ========    =======
TOTAL RETURN* ....................................    (20.27)%      1.70%      26.70%     100.14%    (38.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...............  $125,286    $168,305    $175,802    $159,833    $78,652
Ratio of expenses to average net assets ..........      1.99%       1.73%       1.93%       1.94%      1.99%
Ratio of net investment loss to average net assets     (1.04)%     (1.03)%     (1.57)%     (1.59)%    (1.58)%
Portfolio turnover rate ..........................        1%          5%         12%          6%         5%

--------
* Assumes no sales charge.


                       See notes to financial statements.
                                     - 19 -

                                 OCM GOLD FUND
                       FINANCIAL HIGHLIGHTS ADVISOR CLASS

                                                                FOR THE PERIOD
                                          YEAR ENDED   YEAR ENDED   APRIL 1,
                                                                     2010# -
                                            NOV. 30,     NOV. 30,   NOV. 30,
                                              2012         2011       2010
                                          -------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value, beginning of period ......  $ 28.74     $ 30.65     $ 22.24
                                             -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .......................    (0.12)      (0.18)      (0.13)
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  transactions ............................    (5.54)       0.78        8.54
                                             -------     -------     -------
Total from investment operations ..........    (5.66)       0.60        8.41
                                             -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......     --          --          --
Distribution from net realized gains ......    (1.08)      (2.51)       --
                                             -------     -------     -------
Total distributions .......................    (1.08)      (2.51)       --
                                             -------     -------     -------
Net asset value, end of period ............  $ 22.00     $ 28.74     $ 30.65
                                             =======     =======     =======
TOTAL RETURN ..............................   (19.83)%      2.15%      37.81%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......  $17,322     $20,328     $20,386
Ratio of expenses to average net assets ...     1.48%       1.30%       1.34%(2)
Ratio of net investment loss to average net
  assets ..................................    (0.52)%     (0.60)%    (0.98)%(2)
Portfolio turnover rate ...................        1%          5%         12%(1)

--------
      #  Inception date of Advisor Class.
     (1) Not annualized for periods less than one year.
     (2) Annualized for periods less than one year.

                       See notes to financial statements.
                                     - 20 -

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of OCM Gold Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of OCM Gold Fund (the "Fund"), as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
-------------------------
Milwaukee, Wisconsin
January 29, 2013
                                     - 21 -

                                 OCM GOLD FUND
      EXPENSE EXAMPLE - FOR THE PERIOD ENDED NOVEMBER 30, 2012 (UNAUDITED)

     As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012 (the "period").

ACTUAL EXPENSES

     The first line of the tables below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the periods.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the tables below provide information about hypothetical account values and hypothetical expenses based on each class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the tables are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD

                                                                 EXPENSES PAID
                                   BEGINNING        ENDING        DURING THE
                                 ACCOUNT VALUE  ACCOUNT VALUE    PERIOD ENDED
                                     JUNE 1,      NOVEMBER 30,    NOVEMBER 30,
                                      2012            2012           2012*
                                 -------------  --------------   --------------
INVESTOR CLASS
Actual                             $1,000.00        $1,115.40        $10.37
Hypothetical (5% return
  before expenses)                  1,000.00         1,015.19          9.88
ADVISOR CLASS
Actual                              1,000.00         1,118.10          8.15
Hypothetical (5% return
  before expenses)                  1,000.00         1,017.30          7.77
--------
     * Expenses are equal to the Investor Class' and Advisor Class' annualized expense ratios of 1.96% and 1.54%, respectively, for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                 OCM GOLD FUND
             INVESTMENTS BY SECTOR - NOVEMBER 30, 2012 (UNAUDITED)
                         AS A PERCENTAGE OF NET ASSETS

PIE CHART OMITTED

                Intermediate/Mid-Tier Told Producers            39.8%
                Major Gold Producers                            29.6%
                Junior Gold Producers                            8.0%
                Primary Silver Producers                         7.0%
                Exchange Traded Fund                             6.0%
                Exploration and Development Companies            5.5%
                Other                                            4.0%
                Short-Term Investment                            0.1%

     A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year endedJune 30, 2012 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

     The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                         OCM GOLD FUND - INVESTOR CLASS
         PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2012 (UNAUDITED)
      (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGES
                    WHERE APPLICABLE FOR EACH PERIOD SHOWN.)

                          AVERAGE ANNUAL TOTAL RETURNS

                                                       PHILADELPHIA
                        INVESTOR        S&P 500(R)        GOLD &
                          CLASS           INDEX         SILVER INDEX
                        ---------       ----------     --------------
        1 year           -23.85%          16.13%           -16.88%
        5 year             3.83%           1.34%             1.03%
       10 year            14.84%           6.36%            11.70%


     The graph below compares the change in value of a $10,000 investment in the Investor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since November 30, 2002.
                                                               PHILADELPHIA
                               INVESTOR        S&P 500(R)         GOLD &
                                CLASS            INDEX         SILVER INDEX
                               --------        ----------      -------------
                11/30/02         9,556          10,000            10,000
                11/30/03        18,350          11,509            17,587
                11/30/04        16,458          12,989            17,307
                11/30/05        17,171          14,085            18,819
                11/30/06        27,314          16,090            24,792
                11/30/07        31,587          17,332            28,728
                11/30/08        19,412          10,730            17,244
                11/30/09        38,850          13,454            31,372
                11/30/10        49,224          14,791            36,676
                11/30/11        50,060          15,950            36,384
                11/30/12        39,913          18,523            30,244

     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                         OCM GOLD FUND - ADVISOR CLASS
         PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2012 (UNAUDITED)

                                                               PHILADELPHIA
                            ADVISOR         S&P 500(R)           GOLD &
                             CLASS             INDEX           SILVER INDEX
                            -------         ----------        --------------
        1 year               -19.83%           16.13%             -16.88%
        Since Inception        4.64%            9.74%               2.55%
        on 4/1/10


     The graph below compares the change in value of a $10,000 investment in the Advisor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since April 1, 2010 (inception date of Advisor Class).

                                                              PHILADELPHIA
                            ADVISOR         S&P 500(R)           GOLD &
                             CLASS             INDEX           SILVER INDEX
                            -------         ----------        --------------

               4/01/10       10,000           10,000             10,000
              11/30/10       13,781           10,234             12,970
              11/30/11       14,078           11,036             12,867
              11/30/12       11,286           12,816             10,696

     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                                 OCM GOLD FUND
          ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

     On October 18, 2012, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund's investment advisory agreement with Orrell Capital Management, Inc. (the "Adviser"). Prior to approving the continuation of the agreement, the Board considered:

     o  the nature, extent and quality of the services provided by the Adviser
     o  the investment performance of the Fund
     o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund
     o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale
     o  the expense ratio of the Fund

     In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Trustees concluded that the Adviser appears to be providing essential services to the Fund.

     The Trustees compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the Investment Advisory Agreement. The Trustees noted that the Fund adhered to its investment style.

     In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. As part of its analysis, the Board considered the value the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees also reviewed reports comparing the expense ratios of each class and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratios of each class of the Fund were in the range of comparable mutual funds.

     The Trustees also considered whether the Investment Advisory Agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the "breakpoints" embodied in the Investment Advisory Agreement resulted in lower fee rates than those of comparable mutual funds.

LONG TERM CAPITAL GAINS DESIGNATION (UNAUDITED)

     Pursuant to IRC 852(b)(3) of the Internal Revenue Code OCM Gold Fund hereby designates $7,122,610 as long-term capital gains distributed during the year ended November 30, 2012.

OCM GOLD FUND
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

     The business and affairs of the Funds are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-779-4681.


INDEPENDENT TRUSTEES*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        OTHER
                                            TERM OF                                                     HELD BY
                                            OFFICE                                                    TRUSTEE OR
                            POSITION(S)   AND LENGTH    PRINCIPAL OCCUPATION(S)                       NOMINEE FOR
NAME, ADDRESS AND AGE     HELD WITH FUND  OF SERVICE    DURING PAST 5 YEARS                              TRUSTEE
-------------------------------------------------------------------------------------------------------------------
JOHN L. CRARY               Trustee        Indefinite   Since 1999 Mr. Crary has been                   Scheid
1536 Holmes Street,         (Chairman of   Since 2004   the managing member of Crary Enterprises,     Vineyards,
Livermore, California 94550 the Board)                  LLC, a private investment company.               Inc.
Age 59                                                  Since 1988 Mr. Crary has been an
                                                        independent corporate financial advisor
                                                        and private investor in various biotechnology,
                                                        software and other early stage business
                                                        ventures. Mr. Crary began his business
                                                        career as an investment banker with E.F.
                                                        Hutton & Company Inc.


DOUG WEBENBAUER             Trustee        Indefinite   Chief Financial Officer of M.E. Fox &            None
1536 Holmes Street,                        Since 2005   Company, Inc., a beer distributor,
Livermore, California 94550                             since 1999.
Age 52


INTERESTED TRUSTEES AND OFFICERS**
-------------------------------------------------------------------------------------------------------------------
                                                                                                       OTHER
                                                                                                    DIRECTORSHIPS
                                            TERM OF                                                     HELD BY
                                            OFFICE                                                    TRUSTEE OR
                            POSITION(S)   AND LENGTH    PRINCIPAL OCCUPATION(S)                       NOMINEE FOR
NAME, ADDRESS AND AGE     HELD WITH FUND  OF SERVICE    DURING PAST 5 YEARS                              TRUSTEE
-------------------------------------------------------------------------------------------------------------------

GREGORY M. ORRELL           Trustee,       Indefinite   President of Orrell Capital Management, Inc.      None
1536 Holmes Street,         President,     Since 2004   since 1991.
Livermore, California 94550 Treasurer
Age 51

JACKLYN A. ORRELL***        Secretary      One year     Secretary of Orrell Capital Management, Inc.       N/A
1536 Holmes Street,                        term         since 1999.
Livermore, California 94550                Since 2004
Age 78

N. LYNN BOWLEY              Chief         At            Compliance Officer of Northern Lights              N/A
1536 Holmes Street,         Compliance    discretion    Compliance Services, LLC (01/07 - present);
Livermore, California 94550 Officer       of the Board  Vice President of Investment Support
Age 54                                    Since October Services for Mutual of Omaha
                                          2008          Companies (2002 - 2006).
------------
*    "Independent" trustees are trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940.
**   An "interested" trustee a trustee who is deemed to be an "interested person" of the Fund, as defined in the is Investment Company Act of 1940.
     Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.
***  Ms. Orrell is the mother of Gregory M. Orrell, the President and a trustee of the Trust.

                      This page intentionally left blank.

                                 OCM Gold Fund
                                Distributed by:

                       Northern Lights Distributors, LLC
                            4020 South 147th Street
                                Omaha, NE 68137
                                                              0306-NLD-1/29/2013

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the registrant's Sarbanes Oxley Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr. Webenbauer is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.


                                Fiscal year ended        Fiscal year ended
                                November 30, 2012         November 30, 2011
Audit Fees                          $28,700                     $28,000
Audit-Related Fees                    $0                          $0
Tax Fees                            $4,500                      $4,400
All Other Fees                        $0                          $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2012 and 2011, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By: /s/ Gregory M. Orrell
    ---------------------
    Gregory M. Orrell
    President and Treasurer

Date: January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Gregory M. Orrell
    ---------------------
    Gregory M. Orrell
    President and Treasurer

Date: January 28, 2013